Financial Instruments	12 Months Ended
Mar. 31, 2018
Disclosure Of Financial Instruments [Abstract]
Financial instruments
21.	Financial instruments:
(a)	Financial instruments – carrying values and fair values:

Financial assets and liabilities measured at fair value on a recurring basis are the investment in BlueOcean Nutrascience Inc. (“BlueOcean”) until the sale of common shares, the derivative warrant liabilities until December 27, 2017, the investment in Acasti since the loss of control (note 13) and derivative swap agreements.

(i)	Other investment:

In January 2018, the Corporation sold all units it held in the publicly traded shares of BlueOcean for total proceeds of $104,110. Prior to the sale, the investment was measured at fair value using its stock market price, a level 1 input, with changes in fair value recorded through other comprehensive income. The fair value of the investment at time of sale was $104,110 or $0.21 per share ($65,745 or $0.135 per share as at March 31, 2017). The change in fair value recorded through other comprehensive income amounted to a gain of $38,365 for the year ended March 31, 2018 ($104,705 for the thirteen-month period ended March 31, 2017). An amount of $381,687 was reclassified from other comprehensive income to net income on sale of the investment.

(ii)	Derivative warrant liabilities:

Warrants issued as part of a public offering of units of Acasti composed of Class A shares and Class A share purchase warrants of Acasti in 2014 were derivative liabilities for accounting purposes due to the currency of the exercise price being different from Acasti’s functional currency until December 27, 2017, date of loss of control.

The Corporation measured its derivative warrant liabilities at fair value on a recurring basis. These financial liabilities were measured using a level 3 input.

The reconciliation of changes in fair value measurements of financial liabilities as at December 27, 2017 and March 31, 2017 is presented in the following table:

	December 27,	March 31,
	2017	2017

Opening balance at April 1, 2017 and March 1, 2016	$202,610	$151,343
Change in fair value (gain) loss	(189,001)	51,267
Loss of control of subsidiary (note 13)	(13,609)	—
Closing balance at December 27, 2017 and March 31, 2017	$—	$202,610

(iii)	Derivative swap agreements:

	March 31,	March 31,
	2018	2017

Non-current asset
Interest rate swap contract	$19,090	$—
	$19,090	$—

Non-current liabilities
Cross currency swap contract	$—	$207,839
Interest rate swap contract	—	7,298
	$—	$215,137

The Corporation used currency swap agreements to convert a long-term debt in pounds to the US dollar to mitigate its financial liabilities exposure to foreign currency risk as well as mitigate the risk from short-term financial assets denominated in US dollars. The Corporation did not apply hedge accounting to foreign currency differences arising from these agreements. These instruments were recorded into the consolidated statement of financial position at their fair value.

The change in fair value of these cross currency swaps amounted to a gain of $156,339 for the year ended March 31, 2018 and is accounted for in change in fair value of derivative assets and liabilities. The cross currency swaps were cancelled and settled for $58,999 following the transaction with Aker BioMarine (see note 4).

The Corporation uses interest rate swap agreement to lock-in a portion of its debt cost and reduce its exposure to the variability of interest rates by exchanging variable rate payments for fixed rate payments. The Corporation has designated its interest rate swap as cash flow hedge for which it uses hedge accounting. Details of the interest rate swap is as follows:

	Fixed rate	Notional		March 31,	March 31,
	%	amount	Maturity	2018	2017

Interest rate swap agreement	2.94	$3,883,923	Dec. 27, 2018	$19,090	$(7,298)

The level 2 fair value determination of the interest rate swap is measured using a generally accepted valuation technique which is the discounted value of the difference between the value of the swap based on variable interest rates (estimated using the yield curve for anticipated interest rates) and the value of the swap based on the swap’s fixed interest rate. The Corporation’s and the counterparty’s credit risk is also taken into consideration in determining fair value. The interest rate swap is decreasing at the same proportion of the debt covered. The change in fair value is recognized in other comprehensive income.

An assumed 1% change in the interest rate would not have a material effect on the net income.

The Corporation has determined that the carrying values of its short-term financial assets and liabilities approximate their fair value given the short-term nature of these instruments. The carrying value of the restricted short-term investment also approximates its fair value given the short-term maturity of the reinvested funds. For variable rate loans and borrowings, the fair value is considered to approximate the carrying amount.

The fair value of the fixed rate loans and borrowings is determined by discounting future cash flows using a rate that the Corporation could obtain for loans with similar terms, conditions and maturity dates. The fair value of these instruments approximates the carrying amounts and was measured using level 3 inputs.

(b)	Management of risks arising from financial instruments:

In the normal course of business, the Corporation is subject to various risks relating to credit, foreign exchange, interest rate and liquidity. The Corporation manages these risk exposures on an ongoing basis. The Corporation’s management is responsible for determining the acceptable level of risk and only uses derivative financial instruments to manage existing or anticipated risks, commitments or obligations based on its past experience. The following analysis provides a measurement of risks arising from financial instruments.

(i)	Credit risk:

Credit risk is the risk of a loss if a customer or counterparty to a financial asset fails to meet its contractual obligations, and arises primarily from the Corporation’s trade receivables. The Corporation may also have credit risk relating to cash and cash equivalents and restricted short-term investments, which are managed by dealing only with highly-rated Canadian institutions. The carrying amount of these financial assets, as disclosed in the consolidated statements of financial position, represents the Corporation’s credit exposure at the reporting date. The Corporation’s trade receivables and credit exposure fluctuate throughout the year. The Corporation’s average trade receivables and credit exposure during the year may be higher than the balance at the end of that reporting period.

Most sales' payment terms are set in accordance with industry practice. As at March 31, 2018, two customers accounted for respectively 19.7% and 10.8% of total trade accounts included in trade and other receivables. As at March 31, 2017, four customers accounted for respectively 13.3%, 13.1%, 12.7% and 10.6% of total trade accounts included in trade and other receivables. As a consequence of the sale of assets to Aker, most of the trade receivables as at March 31, 2018 are related to Biodroga’s customer.

Most of the Corporation's customers are distributors for a given territory and are privately-held enterprises. The profile and credit quality of the Corporation’s customers vary significantly. Adverse changes in a customer’s financial position could cause the Corporation to limit or discontinue conducting business with that customer, require the Corporation to assume more credit risk relating to that customer’s future purchases or result in uncollectible accounts receivable from that customer. Such changes could have a material adverse effect on business, consolidated results of operations, financial condition and cash flows.

Customers do not provide collateral in exchange for credit, except in unusual circumstances. Receivables from selected customers are covered by credit insurance, with coverage amount usually of 100% of the invoicing, with the exception of some customers under specific terms. The information available through the insurers is the main element in the decision process to determine the credit limits assigned to customers.

The Corporation’s extension of credit to customers involves considerable judgment and is based on an evaluation of each customer’s financial condition and payment history. The Corporation has established various internal controls designed to mitigate credit risk, including a credit analysis by the insurer which recommends customers' credit limits and payment terms that are reviewed and approved by the Corporation. The Corporation reviews periodically the insurer's maximum credit quotation for each of its clients. New clients are subject to the same process as regular clients. The Corporation has also established procedures to obtain approval by senior management to release goods for shipment when customers have fully-utilized approved insurers credit limits. From time to time, the Corporation will temporarily transact with customers on a prepayment basis where circumstances warrant. The Corporation’s credit controls and processes cannot eliminate credit risk.

The Corporation provides for trade receivable accounts to their expected realizable value as soon as the account is determined not to be fully collectible, with such write-offs charged to consolidated earnings unless the loss has been provided for in prior periods, in which case the write-off is applied to reduce the allowance for doubtful accounts. The Corporation updates its estimate of the allowance for doubtful accounts, based on evaluations of the collectibility of trade receivable balances at each reporting date, taking into account amounts which are past due, and any available information indicating that a customer could be experiencing liquidity or going concern problems.

The aging of trade receivable balances and the allowance for doubtful accounts as at March 31, 2018 and 2017 were as follows:

	March 31,	March 31,
	2018	2017

Current	$3,908,804	$6,244,434
Past due 0-30 days	950,417	818,318
Past due 31-120 days	66,546	326,053
Past due over 121 days	606,829	625,752
Trade receivables	5,532,596	8,014,557

Less allowance for doubtful accounts	(605,964)	(623,856)
	$4,926,632	$7,390,701

The allowance for doubtful accounts is for customer accounts over 121 days past due that are not expected to be collected.

The movement in allowance for doubtful accounts in respect of trade receivables was as follows:

	March 31,	March 31,
	2018	2017

Balance, beginning of year	$623,856	$5,613,365
Bad debt expenses	—	30,847
Foreign exchange (gain) loss	(17,892)	(6,811)
Write-off against reserve	—	(5,013,545)
Balance, end of year	$605,964	$623,856

As at March 31, 2018, the allowance for doubtful accounts on other receivables is in the amount of $265,676 ($33,139 as at March 31, 2017), with the difference recorded as bad debt expense in the current year.

(ii)	Foreign exchange rate risk:

The Corporation is exposed to the financial risk related to the fluctuation of foreign exchange rates and the degrees of volatility of those rates. Foreign currency risk is limited to the portion of the Corporation's business transactions denominated in currencies other than the Canadian dollar. Fluctuations related to foreign exchange rates could cause unforeseen fluctuations in the Corporation's operating results.

Approximately 63% (2017 - 67%) of the Corporation’s revenues are in US dollars and 2% (2017 - 7%) are in Euros. A small portion of the expenses, except for the purchase of raw materials, which are predominantly in US dollars, is made in foreign currencies. There is a financial risk related to the fluctuation in the value of the US dollar in relation to the Canadian dollar.

The following table provides an indication of the Corporation’s significant foreign exchange currency exposures as stated in Canadian dollars at the following dates:

	March 31,			March 31,
	2018			2017
	US$	US$	EURO	GBP

Cash and cash equivalents	$1,120,711	$5,204,124	$15,997	$1,778
Trade and other receivables	3,125,286	13,146,332	1,390,984	36,239
Trade and other payables	(1,338,182)	(6,566,584)	(463,134)	—
Long-term payable	(483,549)	(795,072)	—	—
Derivative financial liability swap	—	(30,741)	—	—
Long-term debt (1)	—	(3,682,294)	—	—
	$2,424,266	$7,275,765	$943,847	$38,017
(1)	This reflects the cross currency swap agreements applied to the debt in GBP.

The following exchange rates are those applicable for the year ended March 31, 2018 and for the thirteen-month period ended March 31, 2017:

		March 31,		March 31,
		2018		2017
	Average	Reporting	Average	Reporting

US$ per CAD	1.2834	1.2900	1.3134	1.3299
EURO per CAD	1.5008	1.5898	1.4424	1.4251
GBP per CAD	1.7022	1.8079	1.7275	1.6700

Based on the Corporation’s foreign currency exposures noted above, varying the above foreign exchange rates to reflect a 5% strengthening of the US dollar, Euro and GBP would have increased the net profit as follows, assuming that all other variables remained constant:

	March 31,			March 31,
	2018			2017
	US$	US$	EURO	GBP

Increase in net profit	$121,212	$363,787	$47,192	$1,901

An assumed 5% weakening of the foreign currency would have had an equal but opposite effect on the basis that all other variables remained constant.

In addition to the derivative swap agreements (refer to note 21 (a)(iii)), from time to time, the Corporation enters into currency forwards to purchase or sell amounts of foreign currency in the future at predetermined exchange rates. The purpose of these currency forwards is to fix the risk of fluctuations in future exchange rates.

(iii)	Interest rate risk:

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market rates.

The Corporation’s exposure to interest rate risk as at March 31, 2018 and 2017 is as follows:

Cash and cash equivalents	Short-term fixed interest rate
Restricted short-term investments	Short-term fixed interest rate
Loans and borrowings	Fixed and variable interest rates
Unsecured convertible debentures until the loss on control of Acasti	Fixed interest rates

The risk that the Corporation will realize a loss as a result of the decline in the fair value of its short-term investments is limited because these short-term investments have short-term maturities and are generally held to maturity.

The capacity of the Corporation to reinvest the short-term amounts with equivalent returns will be impacted by variations in short-term fixed interest rates available in the market.

The fixed rate borrowings expose the Corporation to a fair value risk but not cash flow interest rate risk.

The Corporation uses interest rate swap agreement to lock-in a portion of its debt cost and reduce its exposure to the variability of interest rates by exchanging variable rate payments for fixed rate payments. The Corporation has designated its interest rate swap as cash flow hedge for which it uses hedge accounting (refer to note 21 (a)(iii)).

Based on currently outstanding loans and borrowings at variable rates and interest rate swap, an assumed 0.5% interest rate increase during the year ended March 31, 2018 would have decreased consolidated net income by $10,652 with an equal opposite effect for an assumed 0.5% decrease.

(iv)	Liquidity risk:

Liquidity risk is the risk that the Corporation will not be able to meet its financial obligations as they fall due. The Corporation manages liquidity risk through the management of its capital structure and financial leverage, as outlined in note 24. It also manages liquidity risk by continuously monitoring actual and projected cash flows. The Audit Committee and the Board of Directors review and approve the Corporation's operating budgets, and review the most important material transactions outside the normal course of business.

The following are the contractual maturities of financial liabilities as at March 31, 2018 and 2017:

					March 31,
					2018
Required payments per year	Carrying	Contractual	Less than	1 to	More than
(in thousands of dollars)	amount	cash flows	1 year	5 years	5 years

Trade and other payables and long-term payable	$6,998	$6,998	$6,748	$250	$–
Loans and borrowings *	4,661	4,818	4,818	–	–
	$11,659	$11,816	$11,566	$250	$–

*	Includes interest payments to be made at the contractual rate.

					March 31,
					2017
Required payments per year	Carrying	Contractual	Less than	1 to	More than
(in thousands of dollars)	amount	cash flows	1 year	5 years	5 years

Trade and other payables and long-term payable	$10,788	$10,788	$9,993	$795	$–
Loans and borrowings *	22,932	26,459	8,681	17,778	–
Unsecured convertible debentures *	1,406	2,463	160	2,303	–
Interest rate swap	7	7	7	–	–
Cross currency rate swap	208	208	208	–	–
	$35,341	$39,925	$19,049	$20,876	$–

*	Includes interest payments to be made at the contractual rate.